Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

(Including the Associated Preferred Stock Purchase Rights)

of

IGO, INC.

at
$3.95 NET PER SHARE
by

STEEL EXCEL INC.

Pursuant to the Offer to Purchase dated July 25, 2013

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 22, 2013, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary (as defined below). You must sign this Letter of Transmittal in the appropriate space provided therefore below, with signature guaranteed, if required, and complete the IRS SUBSTITUTE Form W-9 included in this Letter of Transmittal, if required. if you are a non-u.s. stockholder, you must obtain and complete an irs form w-8ben or other irs w-8 as applicable. The instructions set forth in this Letter of Transmittal should be read carefully before you tender any of your Shares (as defined below) into the Offer (as defined below).

Exhibit (a)(1)(B)

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Share Certificate(s))		Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)
	Share Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)	Total Number of Shares Represented by Book- Entry (Electronic Form) Tendered	Number of Shares Tendered**

Total Shares
* Need not be completed by book-entry stockholders.
** Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all tendered shares are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 13.

  1st:                            2nd:                           3rd:                            4th:                            5th:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY before completing this letter of transmittal.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, MACKENZIE PARTNERS, INC., AT (212) 929-5500 (CALL COLLECT) or (800) 322-2885 (TOLL FREE).

This Letter of Transmittal is to be used for the tender of shares of common stock, par value $0.01 per share (the “Shares”), together with the associated preferred stock purchase rights issued in connection with and subject to the Amended and Restated Stockholder Rights Agreement, dated as of June 20, 2013, as amended, by and between iGo and Computershare Trust Company, N.A., of iGo, Inc. (“iGo”), a Delaware corporation.

Tendering iGo stockholders may use this form if certificates representing Shares are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to the account of Computershare Trust Company, N.A. (the “Depositary”) at the book-entry transfer facility pursuant to the procedures set forth in Section 3 - “Procedures for Tendering Shares” of the Offer to Purchase dated July 25, 2013 (the “Offer to Purchase”).

Holders of outstanding Shares whose certificates representing Shares to be tendered are not immediately available or who cannot deliver their certificates representing Shares to be tendered and all other required documents to the Depositary on or prior to the Expiration Date (as defined herein), or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in the Section 3 - “Procedures for Tendering Shares” of the Offer to Purchase. See Instruction 2 below. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Depositary.

The Offer (as defined below) is not being made (nor will tenders of Shares be accepted from or on behalf of stockholders) in any jurisdiction where it would be illegal to do so.

Exhibit (a)(1)(B)

TENDER OF SHARES

 CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

 CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by guaranteed delivery by book-entry transfer, also give the following information:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL AND FOR THE SUBSTITUTE FORM W-9 INCLUDED HEREWITH.

Exhibit (a)(1)(B)

Ladies and Gentlemen:

The undersigned hereby tenders to Steel Excel Inc. (“Purchaser”), a Delaware corporation, each of the above-described shares of common stock, par value $0.01 per share (the “Shares”), of iGo, Inc. (“iGo”), a Delaware corporation, together with the associated preferred stock purchase rights issued in connection with and subject to the Amended and Restated Stockholder Rights Agreement (the “Rights Agreement”), dated as of June 20, 2013, as amended, by and between iGo and Computershare Trust Company, N.A., pursuant to Purchaser’s offer to purchase outstanding Shares, at a purchase price of $3.95 per share net to the seller in cash, without interest and less any required withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase dated July 25, 2013 (the “Offer to Purchase”) and in this Letter of Transmittal (the “Letter of Transmittal”, which, together with any amendments, supplements or modifications thereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged. The Offer expires at 5:00 P.M., New York City Time, on August 22, 2013, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”).

Unless the context otherwise requires, all references to the Shares shall include the associated preferred stock purchase rights issued in connection with and subject to the Rights Agreement, and unless the associated rights are redeemed prior to the expiration of the Offer, a tender of Shares will also constitute a tender of the associated rights. No additional consideration will be paid for the associated rights.

Upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance for payment of Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof on or after the date of the Offer to Purchase, other than regular quarterly cash dividends (if any) on Shares (collectively, “Distributions”)) and irrevocably appoints Computershare Trust Company, N.A. (the “Depositary”) as the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares), to (i) deliver certificates representing such Shares and all Distributions, or transfer ownership of such Shares (and all Distributions) on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Purchaser; (ii) present such Shares (and all Distributions) for transfer on the books of iGo; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal, or through delivery of an Agent’s Message, as set forth in Section 3 - “Procedures for Tendering Shares” of the Offer to Purchase, the tendering stockholder irrevocably appoints designees of Purchaser as such stockholder’s agents, attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered by such stockholder and accepted for payment by Purchaser (and all Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Shares (and all Distributions). Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon appointment, all prior powers of attorney, proxies and consents given by such stockholder with respect to such Shares (and all Distributions) will be revoked, without further action, and no subsequent powers of attorney, proxies, consents or revocations may be given nor any subsequent written consent executed by such stockholder (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Purchaser will, with respect to the Shares (and all Distributions) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of iGo’s stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance of Shares for payment, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and all Distributions).

Exhibit (a)(1)(B)

The foregoing proxies are effective only upon acceptance for payment of Shares tendered pursuant to the Offer. The Offer does not constitute a solicitation of proxies or consents, absent a purchase of Shares, from iGo’s stockholders.

The undersigned hereby represents and warrants that the undersigned owns the Shares being tendered (and all Distributions), the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and all Distributions) tendered hereby, when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto (and to all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and none of such Shares (or any Distributions) will be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares (and all Distributions) tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration for the Shares tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Purchaser in its sole discretion.

The undersigned understands that in the event the Offer is oversubscribed, Shares tendered will be subject to proration upon the terms and subject to the conditions of the Offer, and, accordingly, Purchaser may not purchase all Shares tendered by the undersigned.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 - “Procedures Tendering Shares” of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

The undersigned understands that the delivery and surrender of Shares that the undersigned has tendered is not effective, and the risk of loss of such Shares does not pass to the Depositary, until the Depositary receives this Letter of Transmittal, properly completed and duly executed, or an Agent’s Message (as discussed in Section 3 - “Procedures for Tendering Shares” of the Offer to Purchase) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Purchaser and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR PAYMENT OF ANY TENDER OF SHARES WILL BE DETERMINED BY PURCHASER IN ITS SOLE DISCRETION, AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING IGO STOCKHOLDERS TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of Shares is valid until all defects and irregularities in tenders of Shares have been cured or waived and that none of Purchaser, the Depositary, the Information Agent (see below), or any other person is under any duty to give notification of any defects or irregularities in the tender of any Shares or will incur any liability for failure to give any such notification.

Exhibit (a)(1)(B)

Unless otherwise indicated below under “Special Payment Instructions,” the undersigned hereby requests that a check for the purchase price of all Shares purchased and, if appropriate, the return of any certificates representing Shares be issued in the name(s) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered”. Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” the undersigned hereby requests that a check for the purchase price of all of the Shares purchased and, if appropriate, any certificates representing Shares (and accompanying documents, as appropriate) be mailed to the address(es) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered.” In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that a check for the purchase price of all of the Shares purchased and, if appropriate, the return of any certificates representing Shares be issued in the name(s) of, and any certificates or other evidence (and accompanying documents, as appropriate) be mailed to, the person(s) so indicated. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the book-entry transfer facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

Exhibit (a)(1)(B)

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment (without interest and less any required withholding taxes) and/or certificates representing Shares not tendered or not accepted for payment are to be issued in the name of someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered.”

Issue (please check one or both, as applicable):

 Check                Share Certificate(s)                                   to:

Name:
Address:	(Please Print)

(Zip Code)
Area Code and Telephone Number:
Taxpayer Identification Number or Social Security Number:
(U.S. stockholder see Substitute Form W-9 attached; non-U.S. stockholder see appropriate Form W-8BEN or other applicable IRS Form W-8)

 Credit Shares tendered by book-entry transfer, but not purchased, to the account number at the book-entry transfer facility set forth below.

Account Number:

Exhibit (a)(1)(B)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of the Shares accepted for payment (without interest and less any required withholding taxes) and/or certificates representing Shares not tendered or not accepted for payment are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box entitled “Description of Shares Tendered.”

Mail (please check one or both, as applicable):

 Check                Share Certificate(s)                                  to:

Name:
Address:	(Please Print)

(Zip Code)
Area Code and Telephone Number:
Taxpayer Identification Number or Social Security Number:
(U.S. stockholder see Substitute Form W-9 attached; non-U.S. stockholder see appropriate Form W-8BEN or other applicable IRS Form W-8)

Exhibit (a)(1)(B)

IMPORTANT
STOCKHOLDER: SIGN HERE

(U.S. STOCKHOLDER PLEASE COMPLETE AND RETURN THE IRS SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL)

(NON-U.S. STOCKHOLDER PLEASE OBTAIN AND COMPLETE IRS FORM W-8BEN OR OTHER APPLICABLE IRS FORM W-8)

Signature(s) of Holder(s) of Shares
Dated:

Name(s)
(Please Print)

Capacity (full title) (See Instruction 5)

Address

(Include Zip Code)

Area Code and Telephone No.

Tax Identification or Social Security No. (See IRS Substitute Form W-9 included herein)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED — SEE INSTRUCTION 1 AND 5)

Authorized Signature

Name

Name of Firm

Address
(Include Zip Code)

Area Code and Telephone No.

Dated:

Exhibit (a)(1)(B)

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.  Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (i) if the Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of the Shares tendered herewith, unless such registered holder(s) have completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agent Medallion Signature Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.  Requirements of Tender.  This Letter of Transmittal is to be completed by iGo stockholders if certificates representing Shares, together with the associated preferred stock purchase rights, are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Purchase. For a stockholder to validly tender shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates representing tendered Shares, together with the associated preferred stock purchase rights, must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) such Shares must be tendered pursuant to the procedure for book-entry transfer set forth herein and in the Offer to Purchase, and a book-entry confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Offer to Purchase.

Stockholders whose certificates representing Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Offer to Purchase.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and (iii) certificates representing Shares, together with the associated preferred stock purchase rights, in proper form for transfer (or a book-entry confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the NASDAQ is open for business.

The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the Shares that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

Exhibit (a)(1)(B)

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, RECEIPT OF A BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted for payment. By execution of this Letter of Transmittal, all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

3.  Inadequate Space.  If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Shares tendered and the certificate numbers representing such Shares, if applicable, should be listed on a separate signed schedule and attached hereto and separately signed on each page in the same manner as this Letter of Transmittal.

4.  Partial Tenders (not applicable to stockholders who tender by book-entry transfer).  If fewer than all Shares represented by any certificate delivered to the Depositary are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new certificates representing the remainder of the Shares, together with the associated preferred stock purchase rights, will be sent to the registered holder(s) at the address(es) listed above in the box entitled “Description of Shares Tendered,” unless otherwise provided in the box(es) entitled “Special Delivery Instructions” and/or “Special Payment Instructions” herein, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates, together with the associated preferred stock purchase rights, delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.  Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Shares (or if the shares are uncertificated, as written on the books of iGo as maintained by its transfer agent) without alteration, enlargement or any other change whatsoever.

If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of certificates representing Shares or separate stock powers are required, unless payment of the purchase price is to be made, or the certificates representing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) representing Shares, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate representing Shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of such person’s authority so to act must be submitted.

6.  Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay or cause to be paid all United States stock transfer taxes with respect to the transfer of any Shares to Purchaser, or by its order, pursuant to the Offer. If, however, a transfer tax is imposed based on income or for any reason other than the tender of Shares in the Offer, then those transfer taxes, whether imposed on the registered holder(s) or any other person(s) will not be payable to the tendering holder(s). If payment of the purchase price is to be made to, or if certificate(s) representing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of any issuance or transfer to such other person will be deducted from the consideration to be received by such stockholder for the purchase of such Shares in the Offer, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Exhibit (a)(1)(B)

7.  Special Payment and Delivery Instructions.  If a check for the purchase price of the Shares purchased is to be issued in the name of or any Shares not tendered or not accepted for payment are to be issued in the name of, and/or returned to, a person other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or if a check or any certificates representing Shares are to be sent to someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or to the registered holder(s) listed above in the box entitled “Description of Shares Tendered” at an address other than that listed above in the box entitled “Description of Shares Tendered,” the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the book-entry transfer facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the book-entry transfer facility designated above.

8.  Substitute Form W-9.  Payments made to certain stockholders pursuant to the Offer may be subject to backup withholding. To avoid backup withholding, each U.S. Holder (as defined in the Offer to Purchase) and, if applicable, each other payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a Non-U.S. Holder (as defined in the Offer to Purchase) qualifies as an exempt recipient, such stockholder or payee must obtain and submit a Form W-8BEN (or other applicable IRS Form W-8). Such forms can be obtained from the Depositary or at www.irs.gov. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 or any other applicable form will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9.  Mutilated, Lost, Stolen or Destroyed Certificates.  Holders of certificates representing Shares that have been mutilated, lost, stolen or destroyed should contact Computershare Trust Company, N.A., the transfer agent for the Shares, by calling 800 962 4284 or (781) 575 3120. The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The Depositary will not accept any Letter of Transmittal without the accompanying certificates. iGo stockholders wishing to tender Shares represented by certificates must first obtain replacement certificates from Computershare Trust Company, N.A. and present such replacement certificates to the Depositary with this Letter of Transmittal.

10.  Waiver of Conditions.  Except as set forth in the Offer to Purchase, the conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

Exhibit (a)(1)(B)

11.  Questions and Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

12.  Irregularities.  All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser in its sole discretion, and its determinations shall be final and binding to the fullest extent permitted by law. Purchaser reserves the absolute right to reject any and all tenders of Shares determined by it not to be in proper form or the acceptance of or payment for which may, in the opinion of Purchaser, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of Purchaser. None of Purchaser, iGo, the Depositary, the Information Agent, or any other person is or will be under any duty to give any notification of any defects or irregularities in the tender of Shares and none of them will incur any liability for failure to give any such notification. Purchaser’s interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding to the fullest extent permitted by law.

13. Order of Purchase; Proration. As described in Section 1 of the Offer to Purchase, tendered shares may be subject to proration. Holders of Shares may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 5 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Exhibit (a)(1)(B)

TO BE COMPLETED BY U.S. STOCKHOLDERS

(See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” below)

PAYER’S NAME: Computershare Trust Company, N.A.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (IRS) Payer’s Request for Taxpayer Identification Number (TIN) Please fill in your name and address below.	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	_____________________________________________ Social Security Number OR _____________________________________________ Taxpayer Identification Number ☐ Exempt

Name ______________________________ ______________________________

Check appropriate box:

☐ Individual/Sole Proprietor     ☐ C Corporation

☐ S Corporation      ☐ Partnership     ☐ Trust/Estate

☐ Limited Liability Company. Enter the tax classification (C= C corporation,

 S=S corporation, P=partnership) _____________

☐ Other

______________________________ Business Name/disregarded entity name, if different from above

Part 2—Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (as defined for U.S. federal income tax purposes).

______________________________ Address (number and street) ______________________________ City, State and Zip code

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

Signature: _______________________________________________________ Date: ____________

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Exhibit (a)(1)(B)

U.S. STOCKHOLDERS MUST COMPLETE THE FOLLOWING CERTIFICATE IF THEY CHECKED THE “AWAITING TIN” BOX IN PART 2 OF SUBSTITUTE FORM W-9.

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

Exhibit (a)(1)(B)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-000-000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the NAME and SOCIAL SECURITY or EMPLOYER IDENTIFICATION number of—	For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION number of—
1. Individual	The individual	6. A valid trust, estate, or pension trust	The legal entity(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporate or LLC electing corporate status on Form 8832	The corporation
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9. Partnership or multi-member LLC	The partnership
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. A broker or registered nominee	The broker or nominee
5. Sole proprietorship or disregarded entity	The owner(3)	11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

________________________________________

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	Show the name of the owner. Use either SSN or EIN.

(4)

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

Exhibit (a)(1)(B)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9 (PAGE 2)

How to Get a TIN

To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses. Use Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Form SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, check the “Awaiting TIN” box in Part 2, sign and date the form in the two spaces indicated, and return it to the payer. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and return it to the payer.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations generally are exempt from backup withholding.

Note: If you are exempt from backup withholding, you should still complete Substitute Form  W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form.

Exempt Payees.

Backup withholding is not required on any payments made to the following payees:

(1)	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

Exhibit (a)(1)(B)

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

2

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

The Information Agent for the Offer is:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com